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                                     EXHIBIT B

                                  NETOBJECTS, INC.

                        RESTRICTED STOCK TRANSFER AGREEMENT


          THIS AGREEMENT is made and entered into as of ______________, ____ between NetObjects, Inc., a Delaware corporation (the "Company") and ______________ ("Purchaser"), the holder of stock options under the 1997 Special Stock Option Plan (the "Plan") pursuant to a Stock Option Agreement dated ______________, ____ (the "Option Agreement").

          A. Pursuant to the exercise of stock options granted to the Purchaser by the Company in the Option Agreement, the Purchaser has elected to purchase __________ shares of the Company's Common Stock (the "Shares") for a total purchase price of $____________.

          B. As provided in the Option Agreement, Purchaser must execute this Agreement giving the Company a right of first refusal on all sales of Shares by Purchaser upon the terms and conditions stated herein and making certain representations regarding his purchase of the Shares as required by the Company pursuant to applicable federal and state securities laws.

          C. Unless otherwise provided expressly herein, defined terms under the Plan when used herein shall have the meanings ascribed to them under the Plan.

          In consideration of the mutual covenants exchanged, the parties agree as follows:

          1.   RESTRICTIONS ON TRANSFER; RIGHT OF FIRST REFUSAL.

               (a) NO TRANSFER OF SHARES SUBJECT TO REPURCHASE OPTION. Purchaser shall not sell, transfer, pledge, assign or otherwise dispose of any of the Shares except in accordance with the provisions of this Agreement.

               (b) RIGHT OF FIRST REFUSAL. Should Purchaser wish to transfer any of the Shares, or any interest in such Shares, Purchaser shall first deliver a written notice (the "Transfer Notice") to the Company, which shall have the option to purchase such shares as provided herein (the "Right of First Refusal"). As used herein, the term "transfer" means any sale, assignment, gift, hypothecation, alienation or other disposition (including any involuntary transfer of the Shares (or part of them) to a creditor) to any individual, entity, government, government agency, political subdivision or unincorporated association. The Transfer Notice must specify: (i) that Purchaser has a bona fide intention to sell or transfer such Shares; (ii) the name and address of the person or firm to whom the Purchaser intends to transfer the Shares, or interest

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therein; (iii) the number of Shares, or interest therein, Purchaser proposes to transfer; (iv) the price or amount to be paid for the proposed transfer (including the amount of any debt to be paid, cancelled or forgiven upon foreclosure of a security interest in the Shares or upon any other transfer to the Purchaser's creditors); and (v) all other material terms and conditions of the proposed transfer.

               (c) ELECTION TO PURCHASE SHARES. Within thirty (30) days after receipt of the Transfer Notice, the Company or its designee (as the case may be) may elect to purchase all, but not less than all, of the Shares to which the Transfer Notice refers at the per share price specified in the Transfer Notice. If no price is specified in the Transfer Notice, the purchase price shall be the fair market value of the Shares, as determined in good faith by the Board of Directors of the Company. Such Right of First Refusal shall be exercised by delivery to the Purchaser by the Company or its designee, of a written election to exercise such Right of First Refusal, specifying the number of Shares to be purchased by the Company or its designee (as the case may be). Notwithstanding the foregoing, the Company may elect to offset against and deduct from any payment of the purchase price any indebtedness then owed by Purchaser to the Company.

               (d)  CLOSING FOR PURCHASE OF SHARES.  In the event the
Company elects to acquire Shares of the Purchaser as specified in the Transfer Notice, the Secretary of the Company shall so notify the Purchaser and settlement thereof shall be made in cash within forty-five (45) days after the Secretary of the Company receives the Transfer Notice, provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company shall pay for said Shares on the same terms and conditions set forth in the Transfer Notice.

               (e)  TRANSFERS FREE OF RIGHT OF FIRST REFUSAL.  If the
Shares referred to in the Transfer Notice are not purchased as aforesaid by the Company, or its designee(s), Purchaser, within a period of ninety (90) days from the date of delivery of the Transfer Notice to the Company, may sell any of said Shares to any person named in the Transfer Notice at the price and on the terms specified in the Transfer Notice, or at a higher price or on terms more favorable to the Purchaser, provided that such sale or transfer is consummated within ninety (90) days following the date of delivery of the Transfer Notice to the Company and, provided further, that such sale is in accordance with all the terms and conditions hereof. The transferee will hold all Shares transferred hereunder subject to the provisions of this Agreement. No transfer of the Shares shall be made after the end of such ninety (90)-day period, nor shall any change in the terms of the transfer be permitted, without delivery by the Purchaser to the Company of a new Transfer Notice in compliance with the requirements of this Section 4.

               (f) GIFTS OF SHARES. Notwithstanding any other term of this Section 4, Purchaser may make a gift of all or any part of the Shares to any of Purchaser's parents, spouse, or issue, or to a trust for the exclusive benefit of any of the foregoing parties. The donee or donees shall hold such Shares subject to all the provisions of this Agreement.

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               2.   PROCEDURE FOR PURCHASE OF THE SHARES.

                    (a) The closing for the purchase of the Shares hereunder shall take place at the Company's principal offices within forty-five (45) days of the Company's receipt of the Notice. At the closing, the holder of the certificate(s) representing the Shares being transferred shall deliver said certificate or certificates evidencing the Shares to the Company, duly endorsed for transfer, and the Company shall deliver the purchase price. The purchase price shall be payable in full in cash, or by certified check or cashier's check, provided that the Company may elect to offset against and deduct from any payment of the purchase price any indebtedness then owed by Purchaser to the Company.

                    (b) As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's Shares upon the exercise of the Company's purchase option by the Company or its designee, Purchaser agrees to deliver and deposit with the Secretary of the Company two Stock Assignments duly endorsed (with date and number of shares blank). Purchaser hereby constitutes and appoints the Secretary of the Company as his attorney-in-fact and agent to transfer Shares as to which the Company's purchase option has been exercised hereunder if the Company or its designee has tendered the purchase price for the Shares to Purchaser at the address set forth herein or as otherwise noticed in writing and, in connection therewith: (i) to date the stock assignment(s) necessary for the transfer in question; (i) to fill in the number of shares being transferred; and (iii) to deliver a certificate representing the shares being purchased to the Company or its designee. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer of record any stock attempted to be transferred in violation of this Agreement. Purchaser agrees that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive Purchaser's death, insanity, incapacity, bankruptcy or insolvency.

                    (c) If any transfer of the Shares requires the consent of any agency pursuant to the securities laws of any state, the time periods specified herein shall be extended for such periods as the necessary request for consent to transfer is pending before such agency. All parties agree to cooperate in making such request for transfer, and no transfer shall be effected without such consent if required by law.

               3. EXEMPT TRANSFERS. Notwithstanding any other term of this Agreement, Purchaser may make a gift of all or part of the Shares to any of his parents, spouse or issue, or to a trust for his or their exclusive benefit. The donee or donees shall hold such Shares subject to all provisions of this Agreement.

               4.   TERMINATION OF RESTRICTIONS.

                    The restrictions on transfer imposed by Section 1 of this Agreement shall terminate:

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                    (i)   on the termination of this Agreement;

                    (ii) at such time as a public market exists for the Company's Common Stock. For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) said Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or (ii) said Common Stock is listed on the Nasdaq Stock Market or is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal; or

                    (ii) if the Company dissolves, or if more than fifty percent (50%) of the outstanding shares of the Company's capital stock entitled to vote are sold, redeemed or exchanged in any (i) merger, consolidation, or reorganization involving the Company and one or more unaffiliated corporations, (ii) exchange of capital stock of the Company for stock of any unaffiliated corporation, provided that the security holders of the Company receive in exchange for the Company's capital stock securities for which a public market exists, or (iii) sale of all or substantially all of the assets of the Company to an unaffiliated corporation. For purposes of this subsection, an "unaffiliated corporation" means any corporation that is not controlled by or under common control with, directly or indirectly, the Company or any or all of its shareholders.

          5.   ENDORSEMENT ON CERTIFICATES.

               (a) The certificates representing the Shares subject to this Agreement shall be endorsed with a legend substantially in the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK TRANSFER AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

               (b) Any transfer or sale of the Shares is further subject to any restrictions on transfer imposed by state or Federal securities laws. Accordingly, it is understood and agreed that the certificates representing the Shares shall bear any legends required by the securities laws of any state or by Federal securities laws.

          6. PURCHASER'S REPRESENTATIONS. In connection with his purchase of the Shares, Purchaser hereby represents and warrants to the Company as follows:

               (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Shares solely for his or her own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise

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disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either (i) has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons or (ii) by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

               (b) INFORMATION CONCERNING COMPANY. Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

               (c) ECONOMIC RISK. Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

               (d) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

                    (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares;

                    (ii) the share certificate representing the Shares will be stamped with the legends specified in Section 5 hereof; and

                    (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

               (e) DISPOSITION UNDER RULE 144. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that unless the Shares have been issued pursuant to Rule 701 promulgated under the Act the exemption from registration under Rule 144 will not be available in any event for at least [one year] from the date of purchase and payment of the Shares and even then will not be available unless: (i) a public trading market then exists for the

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Common Stock of the Company; (ii) adequate information concerning the Company is then available to the public; and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

               (f) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting his representations set forth above, Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

                    (i) (A) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; OR (B)(1) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Act, and (3) such opinion of the Purchaser's counsel shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence; AND

                    (ii) Purchaser shall have complied with the right of first refusal set forth in Section 1 hereof.

          7. "MARKET STAND-OFF" AGREEMENT. Purchaser hereby agrees that he or she shall not, to the extent reasonably requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Shares during the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that: (a) all officers and directors of the Company and all other persons with registration rights enter into similar agreements; and (b) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of each Shareholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180)-day period.

          8. CONSENT OF SPOUSE. If Purchaser is married on the date of this Agreement, Purchaser's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If Purchaser should marry or remarry subsequent to the date of this Agreement, Purchaser shall within thirty (30) days thereafter obtain his or her new spouse's acknowledgment of and consent to the

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existence and binding effect of all restrictions contained in this Agreement by signing a Consent of Spouse in the form of Exhibit A.

          9. ENFORCEMENT. Purchaser agrees that a violation on his or her part of any of the terms of this Agreement may cause irreparable damage to the Company, the exact amount of which is impossible to ascertain, and for that reason agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining further violation, said right to be in addition to any other remedies of said parties.

          10. CONDITIONS UPON ISSUANCE OF SHARES. The Shares shall be subject to the provisions of the Bylaws and the Restated Certificate of Incorporation of the Company as of the date of grant of the Option or the acquisition of the Shares by the Purchaser. The Shares shall be subject to all amendments to the By-laws and Certificate of Incorporation made thereafter which affect the Common Stock generally. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. To the extent that there may be any conflict between the provisions of this Agreement and any provisions contained in the Company's Bylaws on the transfer or restriction on transfer of Shares, the terms of this Agreement shall be controlling. This Agreement may not be modified except by a writing signed by the party to be bound.

          11. OWNERSHIP, VOTING RIGHTS, DUTIES. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

          12. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, to the proper parties at the appropriate business addresses.

          13. BINDING EFFECT. This Agreement shall apply to and be binding upon Purchaser, his permitted transferees, heirs, legatees, executors, administrators and legal successors, who shall hold the Shares subject to the terms hereof, and is for the benefit of the Company and its successors and assigns.

          14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement.

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          15.  COUNTERPARTS.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          16. APPLICABLE LAW. This Agreement shall be governed by and construed under the laws of the State of California as such laws are applied to contracts entered into and performed in such state.

          ATTORNEYS' FEES. In the event of litigation brought by either party to enforce the provisions of this Agreement or for damages based upon the breach thereof, the prevailing party shall be entitled to recover his costs and reasonable attorneys' fees, as determined by the court.

               IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

NETOBJECTS, INC.                        PURCHASER
By:
   ----------------------------         ---------------------------------------

Title:                                  Address:
           -------------------------                 --------------------------
                                                     --------------------------
                                                     --------------------------

                                             PURCHASER'S SPOUSE

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                                     EXHIBIT A


                                 CONSENT OF SPOUSE

               I, ________________, spouse of ______________________,
acknowledge that I have read the Restricted Stock Transfer Agreement dated as of _______________, 19__, to which this Consent is attached as Exhibit A (the "Agreement") and that I know its contents. I am aware that by its provisions
(a) my spouse and NetObjects, Inc. (the "Company") have the option to purchase all the Shares of the Company of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation, (b) the Company has the option to purchase certain Shares of the Company which my spouse owns pursuant to the Agreement including any interest I might have therein, upon termination of his employment under circumstances set forth in the Agreement, and (c) certain other restrictions are imposed upon the sale or other disposition of the Shares.

               I hereby agree that my interest, if any, in the Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

               Dated as of the ______ of ____________, 19__.



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                        ASSIGNMENT SEPARATE FROM CERTIFICATE


                FOR VALUE RECEIVED, ____________________________ hereby
sells, assigns and transfers unto _____________________________
__________________ (___________) shares of the Common Stock of NetObjects, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _______________, and do hereby irrevocably constitute and appoint ______________________________ as the undersigned's agent and attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:____________, 19______
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                        ASSIGNMENT SEPARATE FROM CERTIFICATE


                FOR VALUE RECEIVED, ____________________________ hereby
sells, assigns and transfers unto _____________________________
__________________ (___________) shares of the Common Stock of NetObjects, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _______________, and do hereby irrevocably constitute and appoint ______________________________ as the undersigned's agent and attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:____________, 19______

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